UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of earliest event reported) 19 October 2000
                                                       ------------------




                        Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                     Delaware                               1-4534                         23-1274455
   ----------------------------------------------     ------------------------     ---------------------------
   (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania                                         18195-1501
   ------------------------------------------------                                         ----------
       (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    ---------------

Item 5. Other Events.
---------------------


                        AIR PRODUCTS PRE-ANNOUNCES STRONG
                       SEPTEMBER QUARTER OPERATING RESULTS
                       -----------------------------------


 LEHIGH VALLEY, Pa. (October 19, 2000) - Air Products and Chemicals, Inc. (NYSE:APD) announced today operating results for its fourth fiscal quarter ended September 30, 2000, of $.64 cents per share, an increase of 19 percent from last year's $.54 cents, based on record sales and net income from operations. These results do not include the special items noted in the footnotes to the financial summaries.

 Operating results were driven by strong industrial gases performance. Gases sales increased 23 percent, operating income was up 41 percent, and the worldwide gases operating margin was 20.2 percent.

 Chemicals sales increased 4 percent, but operating income fell primarily due to higher energy and raw material costs.

 As previously announced, the company will release its complete financial statements on Monday, October 23, in a press release followed by a teleconference at 10:00 a.m. EDT.

 Air Products and Chemicals, Inc. is an international supplier of industrial gases and related equipment, and selected chemicals. With corporate headquarters in eastern Pennsylvania's Lehigh Valley, near Allentown, the company has annual sales of more than $5 billion, operations in over 30 countries and 17,000 employees around the globe.

 Financial summaries follow:

                        AIR PRODUCTS AND CHEMICALS, INC.
                  SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

(Millions of dollars, except per share)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Three Months Ended                          Twelve Months Ended
                                                          30 September                                30 September
                                                 2000                   1999                 2000                    1999
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                            $1,449.1              $1,254.4              $5,467.1               $5,020.1
-----------------------------------------------------------------------------------------------------------------------------------

Net Income:
    As reported                                   $218.5                 $122.6                $124.2                 $450.5
    Exclusive of special items                    $139.4(a)              $115.8(c)             $532.6(b)              $450.8(d)
-----------------------------------------------------------------------------------------------------------------------------------

Basic Earnings Per Share:
    As reported                                     $1.02                   $.58                  $.58                  $2.12
    Exclusive of special items                       $.65                   $.55                 $2.50                  $2.12
-----------------------------------------------------------------------------------------------------------------------------------

Diluted Earnings Per Share:
    As reported                                      $1.01                  $.57                  $.57                  $2.09
    Exclusive of special items                        $.64(a)               $.54(c)              $2.46(b)               $2.09(d)
-----------------------------------------------------------------------------------------------------------------------------------

(a) Excludes an after-tax gain of $79.1 million, or $.37 per share, on the sale of the polyvinyl alcohol business.

(b) Excludes an after-tax gain of $79.1 million, or $.37 per share, on the sale of the polyvinyl alcohol business, an after-tax charge of $456.5 million, or $2.12 per share, for costs related to the BOC transaction, an after-tax charge of $35.0 million, or $.16 per share, for a global cost reduction plan, and an after-tax gain of $4.0 million, or $.02 per share, on the sale of packaged gas facilities.

(c) Excludes a net after-tax gain of $4.4 million, or $.02 per share, from BOC currency options net of expenses and includes an after-tax gain of
      $2.4 million, or $.01 per share, due to reductions in costs for the formation of Air Products Polymers.

(d) Excludes a net after-tax gain of $4.4 million, or $.02 per share, from BOC currency options net of expenses, an after-tax gain of $23.6 million, or $.11 per share, related to the formation of Air Products Polymers, an after-tax charge of $21.9 million, or $.10 per share, related to the global cost reduction programs, and an after-tax charge of $6.4 million, or $.03 per share, primarily related to Chemicals facility closure costs.

                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries
                          SUMMARY BY BUSINESS SEGMENTS
                                   (Unaudited)

Business segment information is shown below:

----------------------------------------------------------------------------------------------------------------------------
(Millions of dollars)                                 Three Months Ended                       Twelve Months Ended
                                                         30 September                             30 September
                                                      2000             1999                2000                   1999
---------------------------------------------------------------------------------------------------------------------------
Revenues from external customers
 Gases                                               $948.0           $770.4            $3,465.5             $2,996.4
 Equipment                                             59.4             61.1               228.8                366.3
 Chemicals                                            441.7            422.9             1,772.8              1,657.4
--------------------------------------------------------------------------------------------------------------------------
 Segment Totals                                     1,449.1          1,254.4             5,467.1              5,020.1
---------------------------------------------------------------------------------------------------------------------------
 Consolidated Totals                               $1,449.1         $1,254.4            $5,467.1             $5,020.1
----------------------------------------------------------------------------------------------------------------------------

Operating income
 Gases                                               $191.5           $135.8              $673.1(a)(b)         $521.9(c)
 Equipment                                              6.7              4.6                 9.9(a)              34.7(c)
 Chemicals                                             35.7             52.1               182.1(a)             193.7(c)(d)
---------------------------------------------------------------------------------------------------------------------------
 Segment Totals                                       233.9            192.5               865.1                750.3
---------------------------------------------------------------------------------------------------------------------------
 Corporate research and development and                (4.6)            (7.2)              (34.3)(a)            (25.6)(c)
   other income/(expense)
----------------------------------------------------------------------------------------------------------------------------
 Consolidated Totals                                 $229.3           $185.3              $830.8               $724.7
------------------------------------------------------------------------------------------------------------------------------

Operating income (excluding special
items)
  Gases                                              $191.5           $135.8              $698.8               $548.9
  Equipment                                             6.7              4.6                16.8                 37.4
  Chemicals                                            35.7             52.1               197.7                208.0
-----------------------------------------------------------------------------------------------------------------------------
  Segment Totals                                      233.9            192.5               913.3                794.3
-----------------------------------------------------------------------------------------------------------------------------
  Corporate research and development and               (4.6)            (7.2)              (33.4)               (25.1)
    other income/(expense)
-----------------------------------------------------------------------------------------------------------------------------
  Consolidated Totals                                $229.3           $185.3              $879.9               $769.2
-----------------------------------------------------------------------------------------------------------------------------

Equity affiliates' income
 Gases                                                 21.0            $18.3               $73.6                $46.8
 Equipment                                               .2               .5                 2.0                  1.6
 Chemicals                                              3.8              3.5                12.5                 12.4
 Other                                                   .6               .1                 (.5)                  .7
-----------------------------------------------------------------------------------------------------------------------------
 Segment Totals                                        25.6             22.4                87.6                 61.5
-----------------------------------------------------------------------------------------------------------------------------
 Consolidated Totals                                  $25.6            $22.4               $87.6                $61.5
-----------------------------------------------------------------------------------------------------------------------------


(a) The results for the twelve months ended 30 September 2000 include the cost reduction charge in Gases ($32.0 million), Equipment ($6.9 million), Chemicals ($15.6 million), and Corporate ($.9 million).

(b) The results for the twelve months ended 30 September 2000 include a gain on the sale of packaged gas facilities of $6.3 million.

(c) The results for the twelve months ended 30 September 1999 include the cost reduction charge in Gases ($27.0 million), Equipment ($2.7 million), Chemicals ($4.0 million), and Corporate ($.5 million).

(d) The results for the twelve months ended 30 September 1999 include a charge of $10.3 million primarily related to Chemicals facility closure costs.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Air Products and Chemicals, Inc.
                               -----------------------------------------------
                                    (Registrant)



Dated: 20 October 2000         By:       /s/ Leo J. Daley
                                  --------------------------------------------
                                     Leo J. Daley
                                     Vice President - Finance and Controller
                                     (Chief Financial Officer)



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